UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

CNB Financial Corp.
(Exact name of registrant as specified in its charter)

Massachusetts	0-51685	20-3801620
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

33 Waldo Street, PO Box 830, Worcester, MA 01613-0830
 (Address of principal executive offices) (Zip Code)

 (508) 752-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On July 31, 2008, CNB Financial Corp. announced its financial results for the three and six months ended June 30, 2008.  The press release announcing financial results for the three and six months ended June 30, 2008 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits.

	(a)	Financial Statements of Businesses Acquired: Not applicable

	(b)	Pro Forma Financial Information: Not applicable

	(c)	Shell Company Transactions: Not applicable

	(d)	Exhibits

		Number	Description

		99.1	Press Release Dated July 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CNB Financial Corp.

Date: July 31, 2008	By:	/s/ William M. Mahoney
William M. Mahoney
Treasurer and Chief Financial Officer